Exhibit 99.4

HESS MIDSTREAM LP

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

HESS MIDSTREAM LP

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction

The following unaudited pro forma condensed combined balance sheet as of September 30, 2019 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2019 and for each of the years in the three-year period ended December 31, 2018 (together with the notes to the unaudited pro forma condensed combined financial statements, the “unaudited pro forma condensed combined financial statements”) of Hess Midstream LP (“New HESM,” “we,” “us” or “our”) give effect to the transactions contemplated by the Partnership Restructuring Agreement, dated as of October 3, 2019 (the “Partnership Restructuring Agreement”), and certain related financing transactions (the “Financing Transactions”), each as discussed further below (together, the “Transactions”).

The unaudited pro forma condensed combined financial statements have been derived from (i) the unaudited consolidated financial statements of Hess Midstream Partners LP (“HESM” or “MLP”) as of and for the nine months ended September 30, 2019, (ii) the unaudited consolidated financial statements of Hess Infrastructure Partners LP (“HIP”) as of and for the nine months ended September 30, 2019, (iii) the audited consolidated statements of operations of HESM for each of the years in the three-year period ended December 31, 2018 and (iv) the audited consolidated statements of operations of HIP for each of the years in the three-year period ended December 31, 2018.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the audited consolidated financial statements and related notes included in HESM’s annual report on Form 10-K for the year ended December 31, 2018, the audited consolidated financial statements and related notes thereto of HIP for each of the years in the three-year period ended December 31, 2018 included in this current report on Form 8-K, the unaudited consolidated financial statements and related notes included in HESM’s quarterly report on Form 10-Q for the quarter ended September 30, 2019, the unaudited consolidated financial statements and related notes thereto of HIP for the nine months ended September 30, 2019 included in this current report on Form 8-K.

The pro forma adjustments are based upon currently available information and certain estimates and assumptions; therefore, actual adjustments may differ from the pro forma adjustments. However, management believes that the assumptions used to prepare these unaudited pro forma condensed combined financial statements provide a reasonable basis for presenting the significant effects of the contemplated Transactions and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma combined financial statements.

The unaudited pro forma condensed combined financial statements give pro forma effect to events that are (i) directly attributable to the Transactions, (ii) factually supportable and (iii) with respect to the statements of operations, expected to have a continuing impact on the combined results. HIP consolidated HESM during the historical periods presented and there were no intercompany balances between HIP and HESM. Therefore, we derived the following unaudited pro forma condensed combined financial statements by applying pro forma adjustments to the historical consolidated financial statements of HIP, and the historical financial statements for HESM are presented for information purposes only. The Transactions are treated for accounting purposes as a reorganization of entities under common control and are recorded at the historic carrying values of the assets, liabilities and equity interests of the parties to the Transactions.

The pro forma adjustments have been prepared as if the Transactions had taken place on September 30, 2019 in the case of the unaudited pro forma condensed combined balance sheet, and as of January 1, 2016 in the case of the unaudited pro forma condensed combined statements of operations. The unaudited pro forma condensed combined financial statements have been presented for informational purposes only. The unaudited pro forma condensed combined financial statements may not be indicative of the results that actually would have occurred if we had consummated the Transactions on the dates indicated, or the results that will be obtained in the future.

HESS MIDSTREAM LP

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

	September 30, 2019
(in millions)	Hess Midstream Partners LP (1)	Hess Infrastructure Partners LP (2)	Pro forma Adjustments		Pro forma New HESM

Assets
Cash and cash equivalents	$3.5	$7.1	$(3.6)	(c)	$3.5
Accounts receivable—affiliate:
From contracts with customers	68.2	75.8	-		75.8
Other receivables	0.1	0.1	-		0.1
Other current assets	7.4	7.7	-		7.7
Total current assets	79.2	90.7	(3.6)		87.1
Equity Investments	100.8	104.9	-		104.9
Property, plant and equipment, net	2,823.1	2,937.8	-		2,937.8
Long-term receivable—affiliate	-	1.2	-		1.2
Deferred income taxes	-	-	43.1	(d)	43.1
Other noncurrent assets	2.2	6.0	11.0	(e)	17.0
Total assets	$3,005.3	$3,140.6	$50.5		$3,191.1
Liabilities					-
Accounts payable—trade	$17.7	$22.8	$-		$22.8
Accounts payable—affiliate	47.6	44.5	-		44.5
Accrued liabilities	54.5	69.3	-		69.3
Current maturities of long-term debt	-	15.0	(15.0)	(f)	-
Other current liabilities	6.6	6.6	-		6.6
Total current liabilities	126.4	158.2	(15.0)		143.2
Long-term debt	11.0	1,136.6	591.0	(f)	1,727.6
Other noncurrent liabilities	10.9	14.6	-		14.6
Total liabilities	148.3	1,309.4	576.0		1,885.4
Partners' capital
Common unitholders—public (17,062,655 units issued and outstanding at September 30, 2019)	354.2	-	-		-
Common unitholders—affiliate (10,282,654 units issued and outstanding at September 30, 2019)	37.5	-	-		-
Subordinated unitholders—affiliate (27,279,654 units issued and outstanding at September 30, 2019)	99.2	-	-		-
General partner	15.5	-	-		-
Total historical partners' capital	506.4	1,339.8	(1,339.8)	(a)	-
Class A shares (17,960,655 shares issued and outstanding at September 30, 2019 on a pro forma basis)	-	-	157.5	(b)	157.5
Class B shares (266,416,928 shares issued and outstanding at September 30, 2019 on a pro forma basis)	-	-	-	(b)	-
Noncontrolling interest	2,350.6	490.8	(490.8)	(a)	1,147.6
			1,147.6	(b)
Accumulated other comprehensive income	-	0.6	-		0.6
Total partners' capital	2,857.0	1,831.2	(525.5)		1,305.7
Total liabilities and partners' capital	$3,005.3	$3,140.6	$50.5		$3,191.1
(1)	Presented for information purposes. See Note 1.
(2)	Pro forma adjustments were applied to Hess Infrastructure Partners’ historical financial statements. See Note 1.

See accompanying notes to unaudited pro forma condensed combined financial statements.

HESS MIDSTREAM LP

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	Nine Months Ended September 30, 2019
(in millions, except per-unit amounts)	Hess Midstream Partners LP (1)	Hess Infrastructure Partners LP (2)	Pro forma adjustments		Pro forma New HESM
Revenues and other income
Affiliate services	$542.1	$594.5	$-		$594.5
Other income	0.3	0.3	-		0.3
Total revenues and other income	542.4	594.8	-		594.8
Costs and expenses
Operating and maintenance expenses (exclusive of depreciation shown separately below)	142.0	184.1	-		184.1
Depreciation expense	101.1	105.0	-		105.0
General and administrative expenses	11.6	19.4	(3.7)	(g)	15.7
Total costs and expenses	254.7	308.5	(3.7)		304.8
Income from operations	287.7	286.3	3.7		290.0
Earnings from equity investments	0.5	0.5	-		0.5
Interest expense, net	1.6	44.2	31.8	(h)	76.0
Income before income taxes	286.6	242.6	(28.1)		214.5
Provision (benefit) for income taxes	-	-	3.3	(i)	3.3
Net income	286.6	242.6	(31.4)		211.2
Less: Net income attributable to net parent investment	-	0.4	(0.4)	(a)	-
Less: Net income attributable to noncontrolling interest	232.6	50.6	150.4	(j)	201.0
Net income attributable to the Partnership	54.0	191.6	(181.4)		10.2
Less: General partner's interest in net income attributable to the Partnership	3.1	-	-		-
Limited partners' interest in net income attributable to the Partnership	$50.9	$191.6	$(181.4)		$10.2

Net income per common unit/share:
Basic	$0.93				$0.57
Diluted	$0.93				$0.56
Weighted average number of units/shares outstanding:
Basic	54.6		(36.6)	(k)	18.0
Diluted	54.7		(36.6)	(k)	18.1
(1)	Presented for information purposes. See Note 1.
(2)	Pro forma adjustments were applied to Hess Infrastructure Partners’ historical financial statements. See Note 1.

See accompanying notes to unaudited pro forma condensed combined financial statements.

HESS MIDSTREAM LP

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	Year Ended December 31, 2018
(in millions, except per-unit amounts)	Hess Midstream Partners LP (1)	Hess Infrastructure Partners LP (2)	Pro forma adjustments		Pro forma New HESM
Revenues and other income
Affiliate services	$661.7	$712.0	$-		$712.0
Other income	0.7	0.7	-		0.7
Total revenues and other income	662.4	712.7	-		712.7
Costs and expenses
Operating and maintenance expenses (exclusive of depreciation shown separately below)	154.3	193.5	-		193.5
Depreciation expense	123.0	126.9	-		126.9
General and administrative expenses	11.5	14.1	-		14.1
Total costs and expenses	288.8	334.5	-		334.5
Income from operations	373.6	378.2	-		378.2
Interest expense, net	1.3	53.3	42.2	(h)	95.5
Gain on sale of property, plant and equipment	-	0.6	-		0.6
Income before income taxes	372.3	325.5	(42.2)		283.3
Provision (benefit) for income taxes	-	-	4.4	(i)	4.4
Net income	372.3	325.5	(46.6)		278.9
Less: Net income attributable to net parent investment	-	6.6	(6.6)	(a)	-
Less: Net income attributable to noncontrolling interest	301.5	69.3	196.1	(j)	265.4
Net income attributable to the Partnership	70.8	249.6	(236.1)		13.5
Less: General partner's interest in net income attributable to the Partnership	1.7	-	-		-
Limited partners' interest in net income attributable to the Partnership	$69.1	$249.6	$(236.1)		$13.5

Net income per common unit/share:
Basic	$1.27				$0.75
Diluted	$1.27				$0.75
Weighted average number of units/shares outstanding:
Basic	54.6		(36.6)	(k)	18.0
Diluted	54.7		(36.6)	(k)	18.1
(1)	Presented for information purposes. See Note 1.
(2)	Pro forma adjustments were applied to Hess Infrastructure Partners’ historical financial statements. See Note 1.

See accompanying notes to unaudited pro forma condensed combined financial statements.

HESS MIDSTREAM LP

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	Year Ended December 31, 2017
(in millions, except per-unit amounts)	Hess Midstream Partners LP (1)	Hess Infrastructure Partners LP (2)	Pro forma adjustments		Pro forma New HESM
Revenues and other income
Affiliate services	$565.6	$579.5	$-		$579.5
Other income	0.2	-	-		-
Total revenues and other income	565.8	579.5	-		579.5
Costs and expenses
Operating and maintenance expenses (exclusive of depreciation shown separately below)	158.4	186.0	-		186.0
Depreciation expense	113.1	116.5	-		116.5
General and administrative expenses	8.1	13.9	-		13.9
Total costs and expenses	279.6	316.4	-		316.4
Income from operations	286.2	263.1	-		263.1
Interest expense, net	1.4	25.8	75.5	(h)	101.3
Gain on sale of property, plant and equipment	-	4.7	-		4.7
Income before income taxes	284.8	242.0	(75.5)		166.5
Provision (benefit) for income taxes	-	-	4.0	(i)	4.0
Net income	284.8	242.0	(79.5)		162.5
Less: Net income attributable to net parent investment	68.2	(17.8)	17.8	(a)	-
Less: Net income attributable to noncontrolling interest	175.4	40.4	115.6	(j)	156.0
Net income attributable to the Partnership	41.2	219.4	(212.9)		6.5
Less: General partner's interest in net income attributable to the Partnership	0.8	-	-		-
Limited partners' interest in net income attributable to the Partnership	$40.4	$219.4	$(212.9)		$6.5

Net income per common unit/share:
Basic	$0.75				$0.36
Diluted	$0.75				$0.36
Weighted average number of units/shares outstanding:
Basic	53.8		(35.8)	(k)	18.0
Diluted	53.8		(35.8)	(k)	18.0
(1)	Presented for information purposes. See Note 1.
(2)	Pro forma adjustments were applied to Hess Infrastructure Partners’ historical financial. See Note 1.

See accompanying notes to unaudited pro forma condensed combined financial statements.

HESS MIDSTREAM LP

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	Year Ended December 31, 2016
(in millions, except per-unit amounts)	Hess Midstream Partners LP (1)	Hess Infrastructure Partners LP (2)	Pro forma adjustments		Pro forma New HESM
Revenues and other income
Affiliate services	$509.8	$510.0	$-		$510.0
Other income	-	-	-		-
Total revenues and other income	509.8	510.0	-		510.0
Costs and expenses
Operating and maintenance expenses (exclusive of depreciation shown separately below)	193.4	219.8	-		219.8
Depreciation expense	99.7	105.8	-		105.8
Impairment loss	-	66.7	-		66.7
General and administrative expenses	10.4	17.4	-		17.4
Total costs and expenses	303.5	409.7	-		409.7
Income from operations	206.3	100.3	-		100.3
Interest expense, net	1.4	18.7	83.2	(h)	101.9
Income (loss) before income taxes	204.9	81.6	(83.2)		(1.6)
Provision (benefit) for income taxes	-	-	-	(i)	-
Net income (loss)	204.9	81.6	(83.2)		(1.6)
Less: Net income (loss) attributable to net parent investment	-	(40.3)	40.3	(a)	-
Less: Net income (loss) attributable to noncontrolling interest	-	-	(1.5)	(j)	(1.5)
Net income (loss) attributable to the Partnership	$204.9	$121.9	$(122.0)		$(0.1)

Net income (loss) per common unit/share:
Basic	*				$(0.01)
Diluted	*				$(0.01)
Weighted average number of units/shares outstanding:
Basic	*		18.0	(k)	18.0
Diluted	*		18.0	(k)	18.0

*Hess Midstream Partners LP had no shares outstanding until its public offering in April 2017.

(1)	Presented for information purposes. See Note 1.
(2)	Pro forma adjustments were applied to Hess Infrastructure Partners’ historical financial statements. See Note 1.

See accompanying notes to unaudited pro forma condensed combined financial statements.

HESS MIDSTREAM LP

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1.  Basis of Presentation

The unaudited pro forma condensed combined financial statements were prepared as if the Transactions had occurred on September 30, 2019 in the case of the unaudited pro forma condensed combined balance sheet, and as of January 1, 2016 in the case of the unaudited pro forma condensed combined statements of operations. As discussed further in the notes to unaudited pro forma condensed combined financial statements, the Transactions include:

•

the formation of Hess Midstream GP LP and New HESM by Hess Infrastructure Partners GP LLC, which is owned 50/50 by affiliates of Hess Corporation (“Hess”) and Global Infrastructure Partners (“GIP”), each under the laws of the State of Delaware. New HESM elected to be treated as a corporation for federal income tax purposes effective on the day of formation;

•	the merger of HESM with and into Hess Midstream New Ventures LLC, a wholly owned subsidiary of New HESM, with HESM surviving;
•

the issuance of one Class A share (economic and voting) of New HESM (“New HESM Class A Share”) to HESM’s public unitholders in exchange for each outstanding common unit of HESM (“HESM Common Unit”) held by such public unitholders immediately prior to the merger;

•	the issuance of 266,416,928 Class B shares (voting only) of New HESM (“New HESM Class B Shares”) to New HESM GP LP for consideration of $0.0001 per share, or $26,642 in total;
•

the contribution by affiliates of Hess and GIP of (i) the non-economic general partner interest in HIP and each of Hess’ and GIP’s 50% interests in HIP, which in turn owns (A) the 2% general partner interest in HESM, (B) the HESM IDRs, (C) 80% noncontrolling economic interests in each of Hess North Dakota Pipeline Operations LP (“Gathering Opco”), Hess TGP Operations LP (“HTGP Opco”) and Hess North Dakota Export Logistics Operations LP (“Logistics Opco”), and (D) 100% economic interest in Hess Water Services, to HESM and (ii) 897,998 HESM Subordinated Units and two HESM Common Units to New HESM in exchange for 898,000 New HESM Class A Shares;

•

the contribution by affiliates of Hess and GIP of the limited partner interests in HIP to HESM in exchange for 229,752,618 HESM Common Units, with Hess and GIP receiving 114,876,309 HESM Common Units each;

•

the exchange of outstanding HIP’s and Hess Infrastructure Partners Finance Corporation’s $800.0 million 5.625% Senior Notes due 2026 for $800.0 million 5.625% senior notes issued by HESM, and the issuance of $500.0 million aggregate principal amount of new senior notes due 2027 by HESM;

•

the refinancing of HIP’s $200.0 million Term Loan A facility and $600.0 million of revolving credit facility and HESM’s $300.0 million of revolving credit facility with a new $400.0 million Term Loan A and $1.0 billion revolving credit facility;

•	the payment of cash consideration estimated to be approximately $548.6 million at September 30, 2019 from debt proceeds and cash on hand distributed 50% to each of Hess and GIP; and;
•	the delegation of control of HESM by MLP GP LP, as the general partner of HESM, to New HESM.

As a result of the above Transactions, New HESM will own an approximate 6.32% controlling economic interest in HESM and will consolidate HESM, which will qualify as a variable interest entity in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). New HESM will have no independent assets or operations, other than its controlling economic interest in HESM. Hess and GIP will each own an approximate 46.84% noncontrolling economic interest in HESM. HESM will also indirectly own 100% of the economic interest in all of the operating companies, including Gathering Opco, HTGP Opco, Logistics Opco, Hess Mentor Storage Holdings LLC and Hess Water Services.

Prior to the effect of the Transactions, HIP consolidated the activities of HESM, which qualified as a variable interest entity under U.S. GAAP, and there were no remaining intercompany balances between HIP and HESM after consolidation into HIP. Therefore, we applied pro forma adjustments to the historical consolidated financial statements of HIP, and the historical financial statements for HESM are presented for information purposes only. The Transactions are treated for accounting purposes as equity transactions among entities under common control and are recorded at the historic carrying values of the assets, liabilities and equity interests of the parties to the Transactions. There is no historical activity with respect to New HESM, and accordingly, no adjustments were required with respect to this entity in the unaudited pro forma condensed combined financial statements.

HESS MIDSTREAM LP

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

No effect was given to the conversion of phantom unit awards outstanding under HESM’s long-term incentive plan, which awards will each be converted into a phantom unit denominated in New HESM Class A Shares, with substantially the same terms and conditions (including with respect to vesting).

Note 2.  Pro Forma Adjustments and Assumptions

The pro forma adjustments and assumptions are as follows:

(a)

Reflects the elimination of historical partners’ capital and noncontrolling interest and their reclassification to New HESM’s Class A shares, Class B shares and noncontrolling interest. Also reflects the elimination of historical net income attributable to net parent investment associated with Hess’ historical investment in Hess Water Services.

(b)	The table below summarizes the pro forma adjustments to total partners’ capital based on the expected ownership percentage in New HESM at the date of the Transactions.
(in millions)
Historical partners' capital	$1,339.8
Historical noncontrolling interest	490.8
Recognition of deferred income tax	43.1
Distribution to Sponsors	(548.6)
Transaction costs(1)	(20.0)
Pro forma capitalization	$1,305.1
Allocation of pro forma capitalization:
Class A shares (17,960,655 shares issued and outstanding at September 30, 2019 on a pro forma combined basis)	$157.5
Class B shares (266,416,928 shares issued and outstanding at September 30, 2019 on a pro forma combined basis)	-
Noncontrolling interest	1,147.6
Pro forma capitalization	$1,305.1
(1)

Reflects estimated transaction costs directly attributable to the Transactions. The transaction costs include fees related to financial advisory, legal and other professional services, and other costs related to the Transactions.

(c)	Reflects the following adjustments to cash, assuming the transaction were to close on September 30, 2019:
(in millions)
Sources		Uses
Incurrence of new borrowings	$960.0	Payment of cash consideration from debt proceeds and cash on hand	$548.6
HIP's cash on hand	3.6	Repayment of historical outstanding borrowings	355.0
		Transaction costs	20.0
		Debt origination fees	40.0
Total sources	$963.6	Total uses	$963.6
(d)

Reflects recognition of the estimated deferred tax asset as a result of New HESM electing to be a taxable entity. The deferred tax asset is primarily associated with the difference in the U.S. GAAP and tax carrying value of New HESM’s investment in HESM.

(e)

Reflects $11.0 million of origination fees associated with entering into a new $1.0 billion revolving credit facility in connection with the Transactions. We expect that $71.0 million of the revolving credit

HESS MIDSTREAM LP

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

facility will be drawn at closing, including $60.0 million of new borrowings and $11.0 million of HESM revolver balance outstanding at September 30, 2019.
(f)	Reflects the issuance of $500.0 million senior notes by HESM and refinancing of the credit facilities as following:
(in millions)	Repayment of Historical Debt	Incurrence of New Debt	Net Pro Forma Adjustments
Exchanged notes	$(800.0)	$800.0	-
Fixed-rate senior notes	-	500.0	500.0
Term Loan A facility	(190.0)	400.0	210.0
Revolving credit facility	(165.0)	60.0	(105.0)
Less: origination fees	-	(29.0)	(29.0)
Total debt	$(1,155.0)	$1,731.0	$576.0
(g)	Reflects the elimination of nonrecurring transaction costs incurred during the nine-month period ended September 30, 2019, of $3.7 million that are directly related to the Transactions.
(h)	Reflects the adjustments to interest expense related to the refinanced credit facilities as discussed in footnote (f) and the removal of interest expenses related to our historical credit facilities:
(in millions)	Nine Months Ended September 30, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Interest expense(1)	$66.6	$88.8	$88.8	$88.8
Facility fees(2)	2.3	3.0	3.0	3.0
Amortization of debt origination fees	7.6	10.1	10.1	10.1
Pro forma interest expense	76.5	101.9	101.9	101.9
Less: historical interest expense	(44.7)	(59.7)	(26.4)	(18.7)
Pro forma interest expense adjustment	$31.8	$42.2	$75.5	$83.2
(1)

The interest rates on Term Loan A and revolving credit facilities assumed for purposes of preparing this pro forma financial information are 3.45% and 3.15%, respectively. These rates comprise the one-month LIBOR rate of 1.77% as of November 1, 2019, plus certain margins. A 1/8% increase in interest rates would result in a change in interest expense of approximately $0.3 million for the nine months ended September 30, 2019 and for each of the years in the three-year period ended December 31, 2018. The interest rate on $500 million senior notes assumed for purposes of preparing this pro forma financial information is 5.5%; however, the actual rate may differ from the pro forma rate.

(2)

Represents the 0.3% annual facility fees based on the terms of our revolving credit facility associated with the total capacity on our new 5-year, $1.0 billion revolving credit facility. We expect that $71.0 million of the revolving credit facility will be drawn at closing, including $60.0 million of new borrowings and $11.0 million of HESM revolver balance outstanding at September 30, 2019.

(i)

Reflects the impact of income taxes resulting from the Transactions based on the estimated effective rate reflecting blended federal and state statutory tax rate, but excluding income associated with noncontrolling interests which is not taxable to New HESM, of 2.4% for the years ended December 31, 2017 and 2016 and 1.6% for the year ended December 31, 2018 and the nine months ended September 30, 2019.

(j)	Reflects Hess’ and GIP’s 93.68% noncontrolling economic interest in HESM.

HESS MIDSTREAM LP

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(k)

Reflects the issuance of 17,062,655 and 898,000 Class A shares of New HESM to public unitholders and New HESM GP LP, respectively, in exchange for HESM’s units outstanding prior to the Transactions. Units outstanding prior to the effect of the Transactions include 17,062,655 public units and 37,562,308 affiliate units. Shares outstanding subsequent to the effect of the Transactions include a total of 17,960,655 Class A shares. The calculation of the weighted average shares outstanding for basic and diluted net income per share assumes that these Class A shares were issued on January 1, 2016 and were outstanding for the entire period presented. The calculation of diluted net income per share includes historical weighted average phantom unit awards outstanding under HESM’s long-term incentive plan, which are assumed to be converted to Class A shares upon their vesting.